                                                                   EXHIBIT 10.22

                                     LEASE
                        PRICE BUSINESS CENTER - PIONEER
                          1700 SOUTH 2300 WEST STREET
                            CITY OF SALT LAKE, UTAH

                                                    TABLE OF CONTENTS
                                                                                                                     PAGE
ARTICLE 1        PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
ARTICLE 2        PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
ARTICLE 3        TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
ARTICLE 4        POSSESSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
ARTICLE 5        RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
ARTICLE 6        USE OF PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
ARTICLE 7        COMPLIANCE WITH LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2
ARTICLE 8        ALTERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
ARTICLE 9        REPAIRS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
ARTICLE 10       LAWS, WASTE AND NUISANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
ARTICLE 11       ABANDONMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
ARTICLE 12       LIENS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
ARTICLE 13       ASSIGNMENT AND SUBLETTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
ARTICLE 14       PARKING AND COMMON AREAS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
ARTICLE 15       INDEMNIFICATION OF LESSOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
ARTICLE 16       INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
ARTICLE 17       UTILITIES; JANITORIAL SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
ARTICLE 18       NET LEASE; ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
ARTICLE 19       PERSONAL PROPERTY TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
ARTICLE 20       ENTRY AND INSPECTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
ARTICLE 21       DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
ARTICLE 22       DESTRUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
ARTICLE 23       EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
ARTICLE 24       MORTGAGE REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
ARTICLE 25       RULES, REGULATIONS AND RESTRICTIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . .     12
ARTICLE 26       HOLDING OVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
ARTICLE 27       NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
ARTICLE 28       LESSOR'S RIGHT TO CURE DEFAULTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
ARTICLE 29       FORCE MAJEURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
ARTICLE 30       TRANSFER OF LESSOR'S INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13


TABLE OF CONTENTS - PAGE TWO
ARTICLE 31       SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 32       QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 33       SIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 34       SURRENDER OF LEASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 35       LESSOR'S EXCULPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 36       ATTORNEYS' FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
ARTICLE 37       ESTOPPEL CERTIFICATES AND FINANCING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
ARTICLE 38       SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
ARTICLE 39       TIME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
ARTICLE 40       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
ARTICLE 41       LESSOR'S ACCEPTANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
ARTICLE 42       ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
ARTICLE 43       GUARANTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
ARTICLE 44       AUTHORITY OF SIGNATORIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
ARTICLE 45       LESSEE'S OPTION TO TERMINATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
ARTICLE 46       BREACH BY LESSOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

EXHIBITS:
EXHIBIT "A"      PRICE BUSINESS CENTER - PIONEER SITE PLAN
EXHIBIT "B"      FLOOR PLAN
EXHIBIT "C"      RULES, REGULATIONS AND RESTRICTIVE COVENANTS


                                 LEASE SUMMARY



LESSOR:                           PRICE PIONEER COMPANY, LTD.
                                  -------------------------------------------------------------

LESSEE:                           AMSCO STERILE RECOVERIES, INC.
                                  -------------------------------------------------------------

TRADE NAME:                       AMSCO STERILE RECOVERIES, INC.
                                  -------------------------------------------------------------

CENTER/PARK:                      PRICE BUSINESS CENTER - PIONEER
                                  -------------------------------------------------------------

PREMISES:                         2297 West Custer Road - #3
                                  -------------------------------------------------------------

LEASE TERM:                       Ten (10) years 3 months
                                  -------------------------------------------------------------

LEASE COMMENCEMENT DATE:          September 1, 1993
                                  -------------------------------------------------------------

RENT COMMENCEMENT DATE:           September 1, 1993
                                  -------------------------------------------------------------

RENT:                             Years                    Monthly                     Annual
                                  -------------------------------------------------------------
                                  1 - 3                    $5,280.00                 $63,360.00
                                  -------------------------------------------------------------
                                  4 - 6                    $6,240.00                 $74,880.00
                                  -------------------------------------------------------------
                                  7 - 10                   $6,720.00                 $80,640.00
                                  -------------------------------------------------------------

USE:                              sterilization and cleaning of hospital equipment and
                                  clothing.
                                  -------------------------------------------------------------

OPTION TO EXTEND:                 2 - 5 year options
                                  -------------------------------------------------------------

LESSEE'S SHARE OF
COMMON AREA EXPENSES:             pro rata share
                                  -------------------------------------------------------------

LESSEE'S SHARE OF
TAX OBLIGATION:                   pro rata share
                                  -------------------------------------------------------------

LESSEE'S SHARE OF
INSURANCE:                        pro rata share
                                  -------------------------------------------------------------

SECURITY DEPOSIT:                 -0-
                                  -------------------------------------------------------------

GUARANTORS:                       N/A
                                  -------------------------------------------------------------

ADDRESSES FOR NOTICE:

                          LESSOR:                           LESSEE:

                          PRICE PIONEER COMPANY, LTD.       AMSCO STERILE RECOVERIES, INC.
                          35 Century Park Way               28100 U.S. Highway 19 North
                          Salt Lake City, UT  84115         Suite 201
                          (801) 486-3911                    Clearwater, FL  34621

  Footnotes which were attached separately to the original lease prior to its execution, have been incorporated into the text of this lease for clarification, and are identified by: (1) brackets, (2) their corresponding footnote number, and (3) an asterisk (also noted at bottom of page indicating where footnote is located in original lease).


                                LEASE AGREEMENT

         THIS LEASE AGREEMENT, made and entered into this 2nd day of September, 1993, by and between PRICE PIONEER COMPANY, LTD., a Utah limited partnership, doing business in PRICE BUSINESS CENTER - PIONEER, as Lessor, and AMSCO STERILE RECOVERIES, INC., as Lessee.

         ARTICLE 1. PREMISES. Lessor is the owner of real property situated in the City of Salt Lake, Salt Lake County, State of Utah, on which Lessor is developing an exclusive preplanned office and commercial park, known as the PRICE BUSINESS CENTER - PIONEER, which real property is shown on Exhibit "A" and attached hereto and by this reference incorporated herein.

         Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the certain premises in PRICE BUSINESS CENTER - PIONEER (hereinafter referred to as the "Premises" and "Park" respectively) outlined in red on the plat of PRICE BUSINESS CENTER - PIONEER attached hereto as Exhibit "A", said premises containing a total of approximately 24,000 square feet of floor space. The parties agree that this Lease is subject to the effect of any covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights of way and any other matters or documents of record; the effect of any zoning laws of the city, county and state where the Park is situated, and general and special taxes not delinquent. Lessee agrees that as to Lessee's leasehold estate Lessee and all persons in possession or holding under Lessee, will conform to and will not violate the terms of any covenants, conditions or restrictions of record which may now or hereafter encumber the Property (the "Restrictions"); and this Lease is subordinate to the restrictions and any amendments or modifications thereto. [Future Amendments cannot hinder Lessee's use of the Premises.](5)*

         ARTICLE 2. PURPOSE. The Premises are to be used only for office or other commercial purposes permitted in the Rules, Regulations and Restrictive Covenants attached hereto as Exhibit "C", and for no other purpose without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

         ARTICLE 3. TERM. The term of this Lease shall be for [ten (10) years three (3) months, unless terminated earlier as provided for herein](4)*, commencing [September 1, 1993.](2)* Lessor agrees that it will, at its sole cost and expense and as soon as it is reasonably possible, commence and pursue the completion of the improvements to be erected by Lessor as shown on the attached Exhibit "D". [Lessor shall deliver possession of the Premises to the Lessee one (1) week after full execution of this Lease for Lessee to enter and commence Lessee's required build out. Lessor shall have sixty (60) days after turn over of Premises to Lessee to complete its required work and to coordinate with the Power Company for any modifications. However, Lessee and Lessor both acknowledge Lessor has no control over the Power Company and its scheduling as noted in Exhibit "D" attached hereto.](3)*

         ARTICLE 4. POSSESSION.(3)* If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at commencement of the term hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Lessor delivers possession. As such, rent shall commence upon delivery and the Lease term shall be extended by such period of delay.

         ARTICLE 5. RENT. Lessee shall pay to Lessor, as rent for the Premises during the term of this Lease:

                 [Lease Years                                                Monthly Rent
                  -----------                                                ------------
                 1 - 3 (plus the initial partial Lease Year, if any)         $ 5,280.00
                 4 - 6                                                       $ 6,240.00
                 7 - 10                                                      $ 6,720.00](1)*

payable on or before the first day of each calendar month during the term hereof. Minimum rent for any partial month shall be prorated on a per diem basis. [Lessee shall prepay one (1) month's rental upon signing of the Lease. Upon Lessee receiving its Certificate of Occupancy, Lessee shall prepay three
(3) months rental to Lessor. These four months of prepaid rent shall be applied to minimum rent for the months of September, October, November and December of 1993. Lessee's next minimum rent payment shall be due January 1, 1994, and thereafter on the 1st day of each month of the Lease term.](3)**





__________________________________

     *   Footnote appears on page 1, with descriptive paragraph on page 1a.

     **  Footnote appears on page 2, with descriptive paragraph on page 2a.

         Rent shall be paid to Lessor without deduction or offset, in lawful money of the United States of America and shall be paid at the office of Lessor at 35 Century Park-Way, Salt Lake City, Utah 84115, or to such other place as Lessor may from time to time designate by written notice to Lessee. Any installment of rent, other sum or any portion of such installment or other sum required under this Lease to be paid by Lessee which has not been paid within [ten (10) days written notice](1)* after the due date thereof (withstanding postal delays) shall, whether or not demand therefor is made or notice of default is given, bear interest at the rate of one and one half percent (1-1/2%) per month from the due date thereof or until paid in full. In addition thereto, Lessor may charge a sum equal to five percent (5%) of each unpaid amount as a service fee to compensate Lessor for the additional time and expense necessitated in the handling of delinquent payments.

         ARTICLE 6. USE OF PREMISES. Lessee shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein which will in any way increase the existing rate or affect any policy of fire or other insurance upon the Premises or any of its contents. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other lessees or occupants of the Park, injure or annoy them or use or allow the Premises to be used for any improper, immoral, or unlawful purpose. Nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not damage or deface or otherwise commit or suffer to be committed any waste in or upon the Premises. [Lessee may use the Leased Premises only for the purpose of a laundry, sterilization and hospital reprocessing facility. Lessor acknowledges that Lessee will be handling, among other things, soiled operating room linens and other materials from hospitals, medical clinics, laboratories and other health services related facilities. Lessor hereby consents to Lessee's activities as herein described. Further, Lessor hereby represents that the Leased Premises is zoned M-3 heavy industrial. Notwithstanding anything to the contrary contained in this Lease, in the event any statute, ordinance or regulation is imposed by an applicable governmental authority upon Lessee that prohibits Lessee's intended use of the Premises as set forth herein, Lessee shall be entitled to terminate this Lease, effective as of date Lessee's use is no longer permitted by the applicable governmental authorities.](4)*

         Lessee shall not place any sign or advertisement upon any exterior wall or window without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

         ARTICLE 7. COMPLIANCE WITH LAW. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or government rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted related to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Lessee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in an action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee.

         Lessee hereby accepts the Leased Premises in the condition existing as the date of occupancy, [and subject to Exhibit "D"](2)*, subject to all applicable zoning, municipal, county and state laws, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the Leased Premises.

         For purposes hereof, "Hazardous Materials" shall mean any and all flammable explosives, radioactive material, hazardous waste, toxic substance or related material, including but not limited to, those materials and substances defined as "hazardous substances", "hazardous materials", "hazardous wastes" or "toxic substances" in the Environmental Laws. For purposes hereof, "Environmental Laws" shall mean all local, state and federal laws, statues, rules and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.
Section 9601 et seq.; the Hazardous Materials Transportation Act, 39 U.S.C.
Section 1801, et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Federal Clean Water Act 33 U.S.C. Section 1251 et seq.; the Clean Air Act 42 U.S.C.
Section 7401 et seq.; the Porter - Cologne Water Quality Act, including all amendments thereto, replacements thereof, and regulations adopted and publications promulgated pursuant thereto. Lessee agrees that during the term of this Lease Lessee shall not be in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene, soil, water, or environmental conditions on, under or about the Leased Premises including, but not limited to, the Environmental Laws. Lessee further agrees that during the term of this Lease, there shall be no use, presence, disposal, storage, generation, release, or threatened release of Hazardous Materials on, from or under the Leased Premises. Lessee agrees to indemnify, defend, protect and hold harmless Lessor, its directors, officers, employees, partners, and agents from and against any and all losses,, claims, demands actions, damages (whether direct or consequential), penalties, liabilities, costs and expenses, including all attorneys' fees and legal expenses, arising out of any violation or alleged violation of any of the laws or regulations referred to in this Article 7, or breach of any of the provisions of this Article.





__________________________________

     *   Footnote appears on page 2, with descriptive paragraph on page 2a.

[Lessee acknowledges complete responsibility for all Infectious Waste (as hereinafter defined) generated or originating on the Demised Premises, and covenants to adequately, properly and in conformance with all local, state and federal laws, rules and regulations handle, store and dispose of all such Infections Waste. For purposes of this Lease, Infectious Waste shall mean Bloodborne Pathogens, Regulated Waste and other potentially Infectious Materials as defined in Section 1910.1030, Part 1910, Title 29 of the Code of Federal Regulations as amended from time to time. Lessee shall indemnify and hold Lessor harmless from any and all claims or damages arising out of Lessee's use or occupancy of the premises.](3)*

         ARTICLE 8. ALTERATIONS. Lessee shall not make or permit to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Lessor, which consent shall not be unreasonably withheld, [or delayed](1)* and any alterations, additions or improvements to, or on the Premises, except movable furniture and trade fixtures shall at once become a part of the realty and belong to Lessor.
Lessee shall submit working drawings for any such alterations, additions or improvements to Lessor for Lessor's prior written approval. [Lessor shall turn around Lessee's plans within one week after receipt. Lessor and Lessee acknowledge turn around does not necessarily mean approval. Lessor and Lessee acknowledge Lessee is to submit the final plans for Lessor's approval prior to Lease execution so that the final approved plans may be attached hereto and made a part of the Lease as Exhibit "F". Lessor and Lessee acknowledge Lessor has reviewed and commented on Lessee's plans (May 10, 1993 letter from Eric Davis) and Lessee shall submit final plans to be attached to the Lease within a week of Lessee's execution of this Lease.](2)* Lessor hereby consents to the alterations, additions or improvements shown on Exhibit "F", attached hereto, and Lessor further agrees to complete any of Lessor's work, if any, specifically as shown on Exhibit "D". In the event Lessor consents to the making of any alterations, additions or improvements to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense and selection by Lessee of any contractor or person to construct or install the same shall be subject to the prior written approval of Lessor, which approval shall not be unreasonably withheld, and such work shall be performed in a workmanlike manner.

         Lessee shall keep the Premises and the Park in which the Leased Premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. In the event a mechanic's or other lien is filed against the Leased Premises or the Park of which the Leased Premises forms a part as a result of a claim arising through Lessee, Lessor may demand that Lessee furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to at least one hundred fifty percent (150%) of the amount of the contested lien, claim or demand, indemnifying Lessor against liability for the same and holding the Leased Premises free from the effect of such lien notice from Lessor. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in any action to foreclose such lien if Lessor shall decide it is to its best interest to do so. [Lessor cannot step up and pay and expect reimbursement of such costs before Lessee's cure period is up unless Lessor is in a position where foreclosure proceedings have been indicated or Lessor is about to lose the property.](4)*

         Lessee shall return the Leased Premises to Lessor at the expiration or earlier termination of this Lease in good and sanitary order, condition and repair, free of rubble and debris, broom clean, reasonable wear and tear excepted. [Lessee shall leave the Premises in the same condition as was accepted at lease commencement, reasonable wear and tear excepted with the following exceptions:

                 (a) Lessee shall be required to back fill vaults with engineered fill and provide compaction test results indicating 95% compaction modified proctor. However if during the term of the lease any environmental contamination is discovered that would require the removal of such vaults, such removal will be done at Lessee's sole cost and expense.

                 (b) Lessee shall demolish all areas of the concrete slab around pits, vaults and plumbing trenches, back to the closest adjacent control or construction joint (which are currently spaced on + 13'-6" and 8'-6" centers) and replace such slabs with 6" 4000 psi concrete with 1/2" round 24" smooth dowels 32" on center at the perimeter. All curbs and platforms shall be removed leaving a smooth surface on the remaining slab.

                 (c) Lessee will do a complete demolition and removal of the equipment and improvements, including floor coverings (not paint), however, this will not include the east demising wall.

                 (d) Lessee must re-establish fire sprinklers to original coverage meeting current codes (i.e. replace heads to original height).

                 (e) Lessee must re-establish original mechanical system per original drawings and meeting current codes. Lessee shall remove all duct work but may cap off units and properly seal such.





__________________________________

     *   Footnote appears on page 3, with descriptive paragraph on page 3a.

                 (f) Lessee shall remove exterior wall louvers and dock door infill panels as part of demolition noted above. Lessee must install 1 new overhead door in the previously louvered location to match original plans. Lessee shall save original adjacent overhead door and reinstall such upon vacating the building. Oversized door shall be equipped with a new and smaller seal to accommodate truck sizes per adjacent doors.

                 (g) Lessee shall remove from roof all pipes, and vent stacks, weld in roof deck patches with accompanying structure per Lessor's engineer and patch the roofing. Lessee shall be required to use Lessor's roof contractor in order to maintain the roof warranty.

                 (h) Lessee shall save original light fixtures and reinstall such in the original locations if Lessee vacates within the first five years, if Lessee vacates the premises after the initial five years, Lessor shall reinstall such fixtures at its sole cost and expense.](1)*

All damage to the Leased Premises caused by the removal of such trade fixtures and other personal property that Lessee is permitted to remove under the terms of this Lease and/or such restoration shall be repaired by Lessee at its sole cost and expense prior to termination.

         ARTICLE 9. REPAIRS. Lessee shall, at all times during the term hereof, and at Lessee's sole cost and expense, keep, maintain and repair the Premises in good and sanitary order and condition, including, without limitation, replacement of all broken or damaged glass, replacement of light globes or tubes and doors, window casements, heating and air conditioning systems, plumbing, pipes, electrical wiring conduit, interior partitions, fixtures, leasehold improvements and alterations.

         Lessor shall, at its sole cost and expense, keep and maintain in good repair, the exterior walls and roof of the Premises. By entering into the Premises, Lessee shall be deemed to have accepted the Premises in "as-is" condition and as being in good and sanitary order, condition and repair, and Lessee agrees that on the last day of said term or sooner termination of this Lease to surrender the Premises with appurtenance in the same condition as when received [at lease commencement](2)* reasonable use and wear thereof and damage by fire, act of God or by the elements is excepted. [Both parties acknowledge "as-is" includes Lessor's scope of work as described in Exhibit "D".](6)*

         Lessor shall pay for maintenance and repair as defined herein so long as the need for same does not result from any wrongful or negligent act or omission of Lessee or its employees, invitees or licensees. The cost of any such maintenance, repair, janitorial or other service which becomes necessary as a result of any such act or omission shall be borne by Lessee. Lessor shall not be required to make any repairs unless and until Lessee has notified Lessor in writing of the need for such repairs [except in emergency cases](3)* and Lessor shall have a reasonable period of time thereafter within which to commence and complete said repairs. Lessor shall act within seventy-two (72) hours after receipt of written notice and shall pursue to completion with due diligence; provided however, Lessor shall not be liable for any damages, direct, indirect or consequential, or for damages for personal discomfort, illness or inconvenience of Lessee by reason of failure of such equipment facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission of Lessor, its servants, agents, or employees or anyone permitted by it to be in the Park, or through it in any way, the cost of the necessary repairs, replacements or alterations shall be borne by Lessee who shall pay the same to Lessor on demand. [Unless such necessary repairs, replacements or alterations are Lessor's obligation, then the cost shall be borne by Lessor. Lessee shall have the right to cure any Lessor default under this Article and charge Lessor for such expenses, including fifteen percent (15%) to cover overhead which demand for payment from Lessor shall be paid within thirty (30) days of demand.](4)*

         ARTICLE 10.      LAWS, WASTE AND NUISANCE.         (a)  Lessee
covenants that it: (i) will comply with all governmental laws, ordinances, regulations and requirements, now in force or which hereafter may be in force, of any lawful governmental body or authority having jurisdiction over the Premises; (ii) will keep the Premises and every part thereof in a clean, neat and orderly condition, free of noise, odors or nuisances which are [reasonably](5)* objectionable to Lessor or Lessee's neighbors; (iii) will in all respects and at all times fully comply with all health and policy regulations; (iv) shall not overload the floors or permit or allow any waste, abuse, deterioration or destructive use of the Premises to occur.

                 (b) Lessee further covenants that it will (i) not cause or permit any hazardous wastes to be brought upon or used in or about the Premises; (ii) immediately notify Lessor of any environmental concern raised by a private party or governmental agency as it relates to the Premises; and (iii) immediately notify Lessor of any hazardous waste spill. In the event of a violation hereof, Lessee shall immediately proceed, at Lessee's expense, to remedy same. Failure of Lessee to commence clean up activities within five (5) days after receipt of notice to so do shall result in a default under this Lease. Lessor shall, thereafter, have the right, but not the obligation, to remedy any environmental violation upon the Premises and Lessee shall promptly reimburse Lessor for all costs relating thereto. Lessor further retains the right, in its sole, but reasonable discretion, to conduct any environmental tests on the Premises should Lessor suspect a violation to exist upon the Premises.





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     *   Footnote appears on page 4, with descriptive paragraph on page 4a.

Lessee shall and does agree to indemnify and hold Lessor harmless from and against any and all damages, costs, expenses and liability whatsoever, including, without limitation, attorneys' fees that Lessor may incur because of Lessee's violation of, or the resulting enforcement of, any Environmental Laws.

         ARTICLE 11. ABANDONMENT. [Lessee may vacate the premises prior to expiration provided Lessee continues to pay any and all charges due as well as continues to fully maintain the premises.](1)*

         ARTICLE 12. LIENS. Should any mechanic's or other liens be filed against the Premises by reason of Lessee's acts or omissions or because of a claim against Lessee or against Lessee's agents or contractors, Lessee shall cause the same to be canceled and discharged of record and shall indemnify, defend and hold Lessor harmless from any such lien and shall deal with any such lien in accordance with the terms of Article 8 above.

         ARTICLE 13. ASSIGNMENT AND SUBLETTING. The purpose of this Lease is to transfer possession of the Leased Premises to Lessee for Lessee's personal use in return for certain benefits, including rent, to be transferred to the Lessor. Lessee's right to assign or sublet as stated in this Article is subsidiary and incidental to the underlying purpose of this Lease. Lessee acknowledges and agrees that it has entered into this Lease in order to acquire the Leased Premises for its own personal use and not for the purpose of obtaining the right to convey the leasehold to others. Lessee shall not assign this Lease or sublet the Premises or any part thereof to occupy or use the Premises or any portion thereof without the prior written consent of Lessor, [which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Lessee shall be allowed to assign the lease to the parent company or any of the parent company's subsidiaries or affiliate companies without Lessor's prior approval provided Lessee remains liable under the lease and provides Lessor with written documentation within fifteen (15) days of such transaction.](2)* Acceptance of rent by Lessor of Lessee or Assignee shall not be deemed approval or acceptance of assignment or subletting. Lessee shall remain liable for all terms and conditions of this Lease Agreement at all times upon Lease assignment or subletting. In the event Lessor grants permission in writing for Lessee to sublet or assign, Lessee shall pay to Lessor Three Hundred and No/100 Dollars ($300.00) to cover costs and inconvenience. Any assignment or subletting by Lessee without Lessor's consent shall be a default by Lessee hereunder.

         ARTICLE 14. PARKING AND COMMON AREAS. Lessee shall have nonexclusive parking rights for 43 parking spaces in the Parking Area adjacent to or near Lessee's Premises. Lessor shall cause the parking and landscaped areas surrounding the Premises to be graded, blacktopped, lighted and landscaped at no expense to Lessee. Lessor has completed the landscaped areas and driveways situated within the Park and outside of the Premises (hereinafter referred to as the "Common Area") at no expense to Lessee.

         Lessee, for the use and benefit of Lessee, its customers, invitees and employees, shall have the nonexclusive right in common with Lessor and other present and future owners, lessees and their agents, employees, customers, licensees and sublessees, to use said Common and Parking Areas during the entire term of this Lease or any extension thereof, for ingress and egress, roadway, sidewalks and automobile/truck parking. [Lessee may park a maximum of three (3) trucks overnite by the Premises. Lessor acknowledges Lessee will be spraying out the inside of their trucks in the parking lot and Lessee shall do such near one of the parking lot drains.](1)**

         Lessor shall have the right, through reasonable rules, regulations and/or restrictive covenants promulgated or modified by it from time to time, to control use and operation of the Common Areas in order that the same may occur in a proper and orderly fashion; provided, however, that any such promulgated or modified rules, regulations and/or restrictive covenants shall not discriminate against Lessee in favor of other lessees or portions of the Park [or restrict lessee's initial intended use.](2)**

         Lessor reserves the right to change from time to time the dimensions and location of the Common Areas as shown on Exhibit "A" as well as the dimensions identity and type of any building (except the Premises of Lessee) shown on Exhibit "A" and to construct additional buildings, modifications of existing buildings or other improvements in the Park.

         ARTICLE 15. INDEMNIFICATION OF LESSOR. This Article 15 is written and agreed to in respect of the intent of the parties to assign the risk of loss whether resulting from negligence of the parties or otherwise, to the party who is obligated hereunder to cover the risk of such loss with insurance. Thus, the indemnity and waiver of claims provisions of this Lease have as their object, so long as such object is not in violation of public policy, the assignment of risk for a particular casualty to the party carrying the insurance for such risk, without respect to the causation thereof.

         Lessor and Lessee release each other, and their respective authorized representatives, from any claims for damage to any person or to the Leased Premises and the Building and other improvements



__________________________________

     *   Footnote appears on page 5, with descriptive paragraph on page 5a.

     **  Footnote appears on page 6, with descriptive paragraph on page 6.

in which the Leased Premises are located, and to the fixtures, personal property, Lessee's improvements and alterations of either Lessor or Lessee, in or on the Leased Premises and the Building and other improvements in which the Leased Premises are located, including loss of income, that are caused by or result from risks insured or required under the terms of this Lease to be insured against under any property insurance policies carried or to be carried by either of the parties.

         Each party shall cause each such insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy. Neither party shall be liable to the other for any damage caused by fire or any other risks insured against under any property insurance policy carried under the terms of this Lease. If any such insurance policy cannot be obtained with a waiver of subrogation without payment of an additional premium charge above that charged by the insurance companies issuing such policies without waiver of subrogation, the party receiving the benefit shall elect to either forfeit the benefit or shall pay such additional premium to the insurance carrier requiring such additional premium.

         Lessee, as a material part of the consideration to be rendered to Lessor, shall indemnify, defend, protect and hold harmless Lessor against all actions, claims, demands, damages, liabilities, losses, penalties, or expenses of any kind which may be brought or imposed upon Lessor or which Lessor may pay or incur by reason of injury to person or property, from whatever cause, all or in any way connected with the condition or use of the Leased Premises, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property of Lessee, its agents, officers, employees or invitees. Lessee agrees to indemnify, defend and protect Lessor and hold it harmless from any and all liability, loss, cost or obligation on account of, or arising out of, any such injury or loss however occurring, including breach of the provisions of this Lease and the negligence for the parties hereto. Nothing contained herein shall obligate Lessee to indemnify Lessor against its own sole or gross negligence or willful acts, for which Lessor shall indemnify Lessee.

         In the event any action, suit or proceeding is brought against Lessor by reason of such occurrence, Lessee, upon Lessor's request will at Lessee's expense resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated either by Lessee or by the insurer whose policy covers the occurrence and in either case approved by Lessor. The obligations of Lessee under this Article arising by reason of any occurrence taking place during the Lease term shall survive any termination of this Lease.

         Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages to goods, wares, merchandise and loss of business in, upon or about the Leased Premises and for injury to Lessee, its agents, employees, invitees or third persons in or about the Leased Premises from any cause arising at any time, including breach of the provisions of this Lease and the negligence of the parties hereto.

         Wherever in this Article the term Lessor or Lessee is used and such party is to receive the benefit of a provision contained in this Article, such term shall refer not only to that party but also to its officers, directors, employees, partners and agents.

         ARTICLE 16.      INSURANCE.       (a)  Lessee agrees to secure and
keep in force from and after the date Lessor shall deliver possession of the Premises to Lessee and throughout the Lease term, at Lessee's sole cost and expense comprehensive General Liability insurance on the Premises under Lessee's care, custody and control, and all areas appurtenant thereto, on an occurrence basis with a minimum limit of liability in an amount of One Million Dollars ($1,000,000.00) per occurrence, Two Million Dollars ($2,000,000.00) aggregate. Evidence of said insurance shall be provided to Lessor within thirty (30) days of occupancy and shall name Lessor as an additional insured. The policy shall insure performance by Lessee of the indemnity provisions of this Lease; shall cover contractual liability, and products liability; shall be primary, not contributing with, and not in excess of coverage which Lessor may carry; shall provide for severability of interest; shall provide that an act or omission of one of the insured or additional insured which would void or otherwise reduce coverage shall not void or reduce coverage as to the other insured or additional insured; and shall afford coverage after the term of this Lease (by separate policy or extension if necessary) for all claims based on acts, omissions injury or damage which occurred or arose (or the onset of which occurred or arose) in whole or in part during the term of this Lease. The limits of said insurance shall not limit any liability of Lessee hereunder.
Not more frequently than every three (3) years, if, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall promptly increase said insurance coverage as required by Lessor, which adequacy shall be determined by the prevailing standard for liability insurance in the Salt Lake industrial leasing market.

                 (b) Lessor shall procure insurance coverage insuring Lessor against loss of, or damage to, the building in which the Premises are located (Lessor's Building) by reason of fire and certain other casualties. Such insurance shall be underwritten by a responsible insurance company qualified to do business in the State where Lessor's Building is located and shall be in the face amount equal to the full replacement cost of Lessor's Building. Such insurance shall cover loss or damage by fire, and loss or damage arising out of the normal extended coverage perils which are windstorm, hail, acts of God, explosion, riot attending a strike, civil commotion, aircraft, vehicles, and smoke.

                 (c) At all times during the term hereof, Lessee shall keep in force at its sole cost and expense, fire and extended coverage insurance, and against sprinkler leakage or malfunction and water damage and against vandalism and malicious mischief, Lessee's trade fixtures, furnishings, equipment and contents upon the Premises in full replacement value thereof. Lessee shall also obtain broad form boiler and machinery insurance on all air-conditioning equipment, boilers and other pressure vessels or systems, whether fired or unfired, which are installed by Lessee or which exclusively serve the Premises. Such boiler and machinery insurance shall cover the replacement value of such items.

                 (d) Each of the parties hereby waives any rights it may have against the other party on account of any loss or damage to its property (including Lessor's Building, the contents of such, and property located on the Common Areas) which arises from any risk generally covered by fire and extended coverage insurance, whether or not such party may have been negligent or at fault in causing such loss or damage. Each of the parties shall obtain a clause or endorsement in the policies of such insurance which each party obtains in connection with this Lease to the effect right of subrogation against the other party for loss covered by such insurance. It is understood that such subrogation waivers may be operative only as long as such waivers are available in the State where Lessor's Building is located. In the event subrogation waivers are allegedly not operative in such State, notice of such fact shall be promptly given by party obtaining the insurance in question to the other party.

                 (e) [Other than the approved use outlined in Article 6 hereof,](1)* no use shall be made or permitted to be made on the Leased Premises, nor acts done, which will increase the existing rate of insurance upon the Building in which the Leased Premises are located, or cause the cancellation of any insurance policy are located, or cause the cancellation of any insurance policy covering the Building. Lessee shall at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable property damage and public liability insurance, covering the Leased Premises, the Building or the Park. Lessee agrees to pay to Lessor, as additional rent, any increase resulting from Lessor's use in premium on policies which may be carried by Lessor on the Leased Premises, the Building or on the Park, or any blanket policies which include the Building or Park, covering damage thereto and loss of rent caused by fire and other perils above the rates for the least hazardous type of occupancy for office use. Lessee further agrees to pay Lessor, as additional rent, any increases in such premiums resulting from the nature of Lessee's occupancy or any act or omission of Lessee. No such policy shall have a deductible in a greater amount than [Twenty-Five Thousand Dollars ($25,000.00).](6)** Lessee shall also insure in the same manner the physical value of all its Leasehold Improvements.
During the Lease term, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the property so insured. Lessor shall have no interest in the insurance upon Lessee's equipment and fixtures and will sign all documents necessary or proper in connection with the settlement or any claim or loss by Lessee.

                 (f) [To the best of Lessor's knowledge, the Leased Premises are free of asbestos and any hazardous waste as of the turn over date to Lessee.](5)**

         ARTICLE 17.      UTILITIES; JANITORIAL SERVICE.    (a)  Lessee shall
be solely responsible for, and shall promptly pay before delinquency, all charges for use or consumption of heat, sewer, water, gas, electricity, telephone or any other utility services supplied to Lessee or to the Premises during the term hereof. [Gas and electricity are separately metered directly from the utility companies. Water is on one main meter to Lessor, Lessor shall put in a sub meter for Lessee's space and shall bill Lessee for its use at the same exact rate as Lessor is billed for the water from the City.](1)** Should any utility service be provided on a joint meter to the Premises and to other spaces within Lessor's Building, Lessee shall reimburse Lessor for its pro rata share (based upon floor area square footage) of such jointly supplied utility service. Such reimbursement shall be made within [thirty (30)](2)** days following the receipt of Lessor's statement indicating the share owed by Lessee and such shall be considered additional rent hereunder.

                 (b) Lessor shall not be liable in the event of any interruption in the supply of any utility service to the Premises or to Lessor's Building [unless directly caused by Lessor's acts or omissions.](3)** Lessee agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Lessee shall require additional utility facilities, the same shall be installed at Lessee's expense in accordance with plans and specifications first approved in writing by Lessor.

                 (c) Lessee shall provide at its sole expense regular janitorial service for the Premises which shall include at least ordinary dusting and cleaning, emptying of waste baskets and vacuuming. In addition, Lessee shall provide an adequate sized dumpster for the storage of refuse in the location depicted on Exhibit "A". [When Lessor and Lessee have determined the size of such dumpster, then Lessor shall designate the placement of such.](4)** Lessee shall arrange for the removal of such refuse and periodic cleaning of such dumpster and the areas immediately adjacent thereto.





__________________________________

     *   Footnote appears on page 8, with descriptive paragraph on page 8.

     **  Footnote appears on page 9, with descriptive paragraph on page 9a.

         ARTICLE 18.      NET LEASE; ADDITIONAL RENT.       (a)  It is the
intent of both parties that the minimum monthly rentals herein specified shall be absolutely net to Lessor throughout the term of this Lease, that all costs, expenses, and obligations of every kind relating to the Premises which may arise or become due during the term hereof shall be paid by Lessee, except for those which are specifically imposed upon Lessor pursuant to the terms of this Lease. In furtherance thereof, Lessee specifically agrees to pay to Lessor as additional rent, without demand therefor and without offset or deduction, the expenses and charges set forth below:

                          (i)     Lessee shall pay to Lessor its Proportionate
Share (as defined below) of the Park's Common Area operating costs. The "Common Area operating cost" means the total cost and expense incurred in connection with the ownership, maintenance, repair, and operation of Common Areas, specifically including, without limitation, the costs and expenses for: utilities for lighting and cleaning the Common Areas, watering vegetation, personal property taxes and assessments on the Common Area personalty and equipment; real property taxes and assessments on the land and improvements comprising the exterior Common Areas (to the extent not included in subparagraph (c) below; premiums for property damage and vandalism and malicious mischief insurance covering exterior Common Areas and for public liability insurance covering Lessor's activities on the Common Areas; maintenance, repair and replacement (excluding capital charges) of Common Area pavement, sidewalks, walls, fences, curbs and bumpers, floor and wall coverings in interior Common Areas, and all interior and exterior directional signs; gardening and the maintenance and replacement of landscaping and irrigation systems; striping and line painting; sweeping; sanitary and flood control; removal of snow, ice, trash, rubbish, garbage, and other refuse; cleaning, repair and replacement of lighting fixtures including bulbs and ballasts; depreciation on, or rentals for, machinery and equipment used in such maintenance; the cost of supplies and personnel (and salaries, uniforms, workmen's compensation insurance, group insurance, fidelity bonds and other fringe benefits) to implement such service, to direct parking, and to police the Common Areas; repair of all utility lines; custodial service for interior Common Areas; fees required licenses and permits relating to the operation of parking areas, and fifteen percent (15%) of all the foregoing costs (except for the cost of taxes and insurance) to cover administrative and overhead expenses.

                          [Lessee shall have the option to audit Lessor's
records to verify the accuracy of such billings upon ten (10) days prior written notice to Lessor. Such audit shall take place at Lessor's corporate office during regular business hours.](1)*

                          (ii)    Lessee shall pay to Lessor its Proportionate
Share (as defined below) of the cost of Lessor's property damage insurance described in paragraph 16(b) above.

                          (iii)   Lessee shall pay to Lessor its Proportionate
Share (as defined below) of all Real Estate Taxes (as defined below) levied against Lessor's Building and land for any period occurring during the term of this Lease.

                          "Real Estate Taxes" or "Taxes" shall mean and include
all general and special taxes, assessments, duties and levies, charged and levied upon or assessed by any governmental authority against the Park including the land, the Buildings, the Premises, any other improvements situated on the land other than the Buildings, the various estates in the land and the Buildings, any leasehold improvements, fixtures, installations additions and equipment whether owned by Lessor or Lessee. Real Estate Taxes shall also include the reasonable cost to Lessor contesting the amount, validity, or the applicability of any Taxes mentioned in this Article. Further included in the definition of Taxes herein shall be general and special assessments, fees of every kind and nature, commercial rental tax, levy, penalty or tax (other than inheritance, [income](2)* or estate taxes) imposed by any authority having the direct or indirect power to tax, as against any legal or equitable interest of Lessor in the Leased Premises or in the Park or on the act of entering into this Lease or as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Leased Premises, any tax, fee, or charge with respect to the possession, leasing, transfer of interest, operation, management, maintenance alteration, repair, use, or occupancy by Lessee of the Leased Premises or any portion of the Park, or any tax imposed in substitution, partially or totally, for any tax previously included within the definition of Taxes herein, or any additional tax, the nature of which may or may not have been previously included within the definition of Taxes. Further, if at any time during the term of this Lease the method of taxation or assessment of real estate or the income therefrom prevailing at the time of execution hereof shall be, or has been altered so as to cause the whole or any part of the Taxes now or hereafter levied, assessed or imposed on real estate to be levied, assessed or imposed upon Lessor, wholly or partially, as a capital levy, business tax, permit or other charge, or on or measured by the rents received therefrom, then such new or altered Taxes, regardless of their nature, which are attributable to the Land the Buildings or to other improvements on the land shall be deemed to be included within the term "Real Estate Taxes" for purposes of this Article 18, whether in substitution for, or in addition to any other Real Estate Taxes, save and except that such shall not be deemed to include any enhancement of said tax attributable to other income of Lessor. With respect to any general or special assessments which may be levied upon or against the Leased Premises, the Buildings, the Park, the underlying realty or which may be evidenced by improvement or other bonds, or may be paid in annual or semi-annual installments, only the amount of such





__________________________________

     *   Footnote appears on page 10, with descriptive paragraph on page 10.

installment, pro rated for any partial year, and statutory interest, shall be included within the computation of Taxes for which Lessee is responsible hereunder. When possible, Lessee shall cause its trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the Taxes attributable to Lessee within [thirty (30)](1)* days after receipt of a written statement setting forth the Taxes applicable to Lessee's property.

                 (b) All costs and expenses herein described which are incurred on a Park-wide basis, such as exterior Common Area maintenance costs, liability insurance, and taxes and assessments (if separate tax bills are not available), shall be prorated among the various completed buildings within the Park, including Lessor's Building, based upon the square foot area within such buildings. Such portion of the Park-wide costs and expenses herein described which are allocated to Lessor's Building plus those costs and expenses which are incurred on a Building-wide basis, such as property damage insurance, shall be added together and Lessee's Proportionate Share of the resulting total costs and expenses shall be the ratio obtained by dividing the square foot floor area of the Leased Premises by the total square foot floor area within Lessor's Building. In all cases, floor area shall be measured from the outside of exterior walls and from the center of common walls. Notwithstanding the preceding provision of Article 18, Lessee's proportionate share as to certain expenses may be calculated differently to yield a higher percentage share for Lessee as to certain expenses in the event Lessor permits other lessees in the Park to directly incur such expenses rather than have Lessor incur the expenses in common for the Park (such as, by way of illustration, herein a Lessee performs its own landscaping maintenance). In such case Lessee's proportionate share of the applicable expense shall be calculated as having its denominator the gross leasable area of all Premises in the Park less the gross leasable area of Lessees who have incurred such expense directly. In any case in which Lessee, with Lessor's consent, incurs such expenses directly, Lessee's proportionate share will be calculated specially so that expenses of the same character which are incurred by Lessor for the benefit of other Lessees in the Park shall not be pro rated to Lessee. Nothing herein shall imply that Lessor will permit Lessee or any other Lessee of the Park to incur any Common Area Costs or Operating Costs. Any such permission shall be in the sole discretion of the Lessor, which Lessor may grant or withhold in its arbitrary judgment.

                 (c) Lessee's Proportionate Share of the costs and expenses herein described shall be estimated by Lessor for each twelve (12) month period, as Lessor, in good faith, may determine and shall, where possible, be based upon previous costs and expenses increased by an inflation factor and anticipated forthcoming extraordinary expenditures. Lessee shall pay in equal installments in advance on the first day of each calendar month one-twelfth (1/12th) of its estimated Proportionate Share of such costs for such period and any adjustments to be made as a result of any difference between the amount paid by Lessee (as its estimated Proportionate Share) and Lessee's actual Proportionate Share. In the case of a deficiency, Lessee shall promptly remit the amount of such deficiency to Lessor. In the case of a surplus, Lessor shall apply such surplus to payments next falling due from Lessee hereunder. Notwithstanding the foregoing, however, Lessor may elect to prorate certain costs and expenses, such as taxes and assessments, as they are incurred and, with respect to such items, not following the "budget billing" concept described in this subparagraph. [Notwithstanding the foregoing, Lessee's proportionate share of common area maintenance expense only shall not increase each year by more than eight percent (8%) over the base year's (1993) dollar amount.](1)**

         ARTICLE 19. PERSONAL PROPERTY TAXES. During the term hereof Lessee shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Lessee as well as any alterations or leasehold improvements contained in the Premises and when possible Lessee shall cause said fixtures, furnishings and equipment to be assessed and billed separately from the real property of Lessor.

         ARTICLE 20. ENTRY AND INSPECTION. Lessee shall permit Lessor and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of placing upon the property in which the Premises are located any usual or ordinary signs advertising the availability of the property for sale or lease prior to the expiration of this Lease. Lessor or its agents may, during normal business hours, enter upon said Premises and exhibit same to prospective lessees. [Entry for purposes of reletting shall be limited to the last 90 days only, any entry for other purposes, Lessor shall provide Lessee with a 24 hour verbal notice if possible, and such entry by Lessor shall be escorted by Lessee or a representative of Lessee.](2)**

         ARTICLE 21. DEFAULT. In the event of any failure of Lessee to pay any rental due [or other monetary default](3)** hereunder within [ten
(10)](4)** days after the same shall be due or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than [twenty (20)](5)** days after written notice of such default shall have been given to Lessee or if Lessee or any guarantor of the Lease shall become bankrupt or insolvent or file any debtor proceedings or take or have taken against Lessee or any guarantor of this Lease in any court





__________________________________

     *   Footnote appears on page 11, with descriptive paragraph on page 11.

     **  Footnote appears on page 12, with descriptive paragraph on page 12a.

pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property or if Lessee or any such guarantor makes an assignment for the benefit of creditors or petitions for or enters into an arrangement or suffer this Lease to be taken under any writ of execution, Lessor, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. [Notwithstanding the foregoing, if such non-monetary default cannot be cured within such twenty (20) day time frame, Lessee shall commence and pursue with diligence to cure such default. Also, Lessee shall have ninety (90) days to cure and dismiss any bankruptcy before it becomes a default.](6)*

         Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable, upon such reletting, all rentals received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor, second, to the payment of any costs and expenses of such alterations and repairs, third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied toward payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

         In the event of default, all Lessee's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain on the subject Premises and in that event and continuing during the length of said default, Lessor shall have the right to take the exclusive possession of the same and to use the same, rent or charge free, until all defaults are cured, or, at its option, at any time during the term of this Lease, to require Lessee to forthwith remove the same, and Lessee hereby waives all rights to notice and all common law and statutory claims and causes of actions which it may have against Lessor subsequent to such date as regards to storage, distribution, damage, loss of use and ownership of the personal property affected by the terms of this Article. Lessee acknowledges Lessor's need to relet the Leased Premises upon termination of this Lease for repossession of the Leased Premises and understands that the forfeitures and waivers provided herein are necessary to said reletting and to prevent Lessor incurring a loss for inability to deliver the Leased Premises to a prospective Lessee.

         It is agreed that Lessor shall have a first lien on all of the equipment, fixtures, furnishings and other personal property brought upon the Premises by Lessee for use thereon, [but only in the event of Lessee's default.](1)** In the event of a default in the payment of any sum required to be paid under this Lease by Lessee, Lessor shall have the right, at its option [should such default continue after ten (10) days written notice to Lessee,](2)** resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, to take possession of such personal property and sell the same at a private or public sale and apply the proceeds thereof upon the sums owing to Lessor hereunder.

         The remedies given to Lessor in this section shall be in addition and supplemental to all other rights or remedies which Lessor may have under the laws then in force.

         ARTICLE 22.      DESTRUCTION.     (a)  If Lessor's Building shall be
partially damaged by fire or other casualty insured against under Lessor's property damage insurance policies, Lessor shall, upon receipt of the insurance proceeds, repair Lessor's Building to a condition which is substantially similar to the condition in existence prior to such casualty.

                 (b) Notwithstanding the foregoing, however, if Lessor's Building is damaged as a result of flood, earthquake, nuclear radiation or contamination, act of war or other risk which is not





__________________________________

     *   Footnote appears on page 12, with descriptive paragraph on page 12a.

     **  Footnote appears on page 13, with descriptive paragraph on page 13.

covered by Lessor's insurance, or if the Premises or Lessor's Building are damaged to the extent of thirty-three and one third percent (33-1/3%) or more of their then replacement value, or if the repair of the Premises, or Lessor's Building, would require more than one hundred twenty (120) days, Lessor shall either terminate this Lease upon written notice given to Lessee within twenty
(20) days following such casualty or commence as soon as is reasonably possible the restoration of Lessor's Building [if Lessor decides to restore/rebuild, Lessor shall complete such restoration within one hundred eighty (180) days from the date of damage/casualty.](2)* Lessor's obligations to restore shall in no way include any construction originally performed by Lessee or subsequently undertaken by Lessee, but shall include solely that property constructed by Lessor prior to commencement of the term hereof. [Lessor's restoration/rebuilding work will however include Lessor's scope of work as defined in Exhibit "D".](3)* The cost of any repairs to be made by Lessor, pursuant to this Article 22 of this Lease, shall be paid by Lessor utilizing available insurance proceeds. Lessee shall reimburse Lessor upon completion of the repairs for any deductible for which no insurance proceeds will be obtained under Lessor's insurance policy, or if other premises are also repaired, a pro rata share based on total costs of the repair equitable apportioned to the Leased Premises [if such damage or destruction was due to Lessee's negligence, acts or omissions.](1)* Lessee shall, however, not be responsible to pay any deductible or its share of any deductibles to the extent that Lessee's payment would be in excess of $10,000.00 if Lessee's consent has not been received by Lessor, unless such denial of consent by Lessee is unreasonable.

                 (c) In the event this Lease is not terminated and Lessor undertakes to repair any portion of the Premises, until such repair is complete, rent shall abate proportionately as to the [ability of Lessee to use the Premises to conduct its daily operations.](4)* Notwithstanding the foregoing, however, if the damage being repaired was caused by the negligence of Lessee or its employees, agents, licensees or concessionaires, there shall be no abatement of rent during the repair period.

                 (d) Unless this Lease is terminated, Lessee shall, at its expense, repair the fixtures and improvements installed by it within the Premises and repair or replace any of Lessee's furniture, equipment or other personal property damaged by such casualty.

         ARTICLE 23. EMINENT DOMAIN. If all or more than 33-1/3% of the Premises or all or a material portion of the Common Areas shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or transfer in lieu thereof, either party hereto shall have the right, at its option, to terminate this Lease as of the date title vests in the condemning entity. Lessor shall be entitled to any award, or other payment made in connection with such condemnation. Lessee, however, shall have the right to pursue a claim in any condemnation proceeding against the condemning authority (but not against Lessor) for compensation for any resulting damages to Lessee's business, trade fixtures and personal property (but not for any diminution or loss of Lessee's leasehold estate). If a part of the Premises shall be so taken or appropriated and this Lease is not thereafter terminated, the rental thereafter to be paid shall be reduced in the proportion that the area of the Premises so taken bears to the entire Premises. Notwithstanding the foregoing, however, before Lessee may terminate this Lease by reason of a taking or appropriation as described above, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Lessee's use of the Premises for a period in excess of ninety (90) days (assuming Lessor shall promptly commence any repairs necessary to restore the remaining Premises to a complete architectural unit). If any material part of Lessor's Building other than the Premises shall be so taken or appropriated, Lessor shall have the right, at its option, to terminate this Lease. Lessor shall be entitled to the entire condemnation award or payment attributable to any such taking of Lessor's Building or to any taking of any portion of the Common Areas.

         ARTICLE 24. MORTGAGE REQUIREMENTS. This Lease and all rights of Lessee under this Lease are hereby subordinate hereunder to any lien of any mortgage or mortgages or lien or other security interest resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings hereafter placed upon the land of which the Premises are a part and to all advances made or thereafter to be made upon the security thereof. The provisions of this Article notwithstanding, so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof and shall not be terminated as a result of any foreclosure or sale or transfer in lieu of such proceedings pursuant to a mortgage or other instrument to which Lessee has subordinated its rights pursuant hereto.

         In the event of the sale or assignment of Lessor's interest in the buildings of which the Premises are a part, or in the event of any proceeding, brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or other security instrument made by Lessor covering the Premises, Lessee shall attorn to the assignee or purchaser and recognize such purchaser as Lessor under this Lease.

         Lessee agrees to give any mortgagees (as defined below), by registered mail, a copy of any notice of default served by Lessee upon Lessor, provided that prior to such notice, Lessee has been notified, in writing (by way of a Notice of Assignment of Rents an Leases or otherwise) of the





__________________________________

     *   Footnote appears on page 14, with descriptive paragraph on page 14a.

addresses of any such mortgagees, [such notice with address to come directly from such mortgagee.](2)* Lessee further agrees that if Lessor shall have failed to cure such default within the time set forth in this Lease, then any such mortgagees shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days, any such mortgagee has commenced and is diligently pursuing the remedies necessary, to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such "mortgagee" shall mean the holder of any mortgage, the beneficiary under any deed of trust or the holder of any other security interest which encumbers Lessor's Building. [Notwithstanding the foregoing, all notices required under this Section shall be sent certified mail, return receipt requested.](3)*

         [Lessor shall use good faith efforts to obtain, in a timely manner, a Non Disturbance Agreement from Lessor's lender for Lease, provided Lessee furnishes the needed financial information prior to Lessor requesting such from Lender.](1)*

         ARTICLE 25. RULES, REGULATIONS AND RESTRICTIVE COVENANTS. Lessee shall faithfully observe and comply with the Rules, Regulations and Restrictive Covenants attached hereto as Exhibit "C" and all reasonable modifications of and additions thereto from time to time put into effect by Lessor, provided however, that any such promulgated or modified Rules, Regulations and/or Restrictive Covenants shall not discriminate against Lessee in favor of other lessees of portions of the Park. Lessor shall not be responsible to Lessee for the non-performance by any other lessee or occupant of the Park of any such Rules, Regulations and Restrictive Covenants, but shall take reasonable steps to secure such other Lessee's compliance.

         ARTICLE 26. HOLDING OVER. If Lessee holds possession of the Premises after the term of this Lease with Lessor's consent, and Lessor accepts rent in the amounts hereinafter provided, Lessee shall become a lessee from month-to-month upon terms equal to the then existing terms hereunder, except that the rent shall be the then existing rent then payable hereunder at the end of the term (on a monthly basis) multiplied by one hundred fifteen percent (115%). Rent shall be paid in advance on or before the first day of each month and Lessee shall continue in possession until such tenancy shall be terminated by Lessor or until Lessee shall have given to Lessor a written notice at least thirty (30) days prior to the date of termination of such tenancy of its intention to terminate such tenancy.

         ARTICLE 27. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be sent by overnight courier or United States certified or registered mail, postage prepaid, addressed to:

                 LESSOR                                     LESSEE
         PRICE PIONEER COMPANY, LTD.               AMSCO STERILE RECOVERIES, INC.
         35 Century Park-Way                       28100 U.S. Highway 19 North, Suite 201
         Salt Lake City, Utah  84115               Clearwater, FL  34621
         Telephone: (801) 486-3911                 Telephone: ______________________

         ARTICLE 28. LESSOR'S RIGHT TO CURE DEFAULTS. All covenants and agreements to be performed by Lessee under any of the terms of this Lease shall be at its sole cost and expense and, except as otherwise specifically provided herein, without any abatement of rent. If Lessee shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for [ten (10)](1)** days after Lessee has received notice thereof by Lessor, Lessor may, but shall not be obligated to do so, and without waiving any rights of Lessor or releasing Lessee from any obligations of Lessee hereunder, make such payment or perform such other act. All sums to be paid by Lessor and all necessary incidental costs together with interest thereon at the rate of one and one-half percent (1-1/2%) per month from the date of such payment by Lessor in connection with the performance of any such act by Lessor shall be considered additional rent hereunder and, except as otherwise in this Lease expressly provided, shall be payable to Lessor on demand or, at the option of Lessor, in such installments as Lessor may elect and may be added to any rent then due or thereafter becoming due under this Lease.

         ARTICLE 29. FORCE MAJEURE. Lessor [and Lessee](2)** shall not be responsible or liable for any delay in the observance or performance of any term or condition of this Lease to be observed or performed by [the other](3)** to the extent such delay results from action of governmental authorities, civil commotions, strikes, fires, acts of God, whether or not similar to the matters herein specifically enumerated and any such delay shall extend by like time any period of performance by [the other](3)** and shall not be deemed a breach of or failure to perform this Lease or any provision hereof.





__________________________________

     *   Footnote appears on page 15, with descriptive paragraph on page 15.

     **  Footnote appears on page 16, with descriptive paragraph on page 16.

         ARTICLE 30. TRANSFER OF LESSOR'S INTEREST. In the event Lessor transfers its interest in the Premises (other than a transfer as provided in Article 13 of this Lease), Lessor shall be relieved of all obligations accruing hereunder after the effective date of such transfer, provided that such obligations have been expressly assumed in writing by the transferee.

         Lessee agrees at any time and from time to time upon not less than ten
(10) days prior request by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the fixed rent and other charges have been paid in advance, if any, (it being intended that any such statement delivered pursuant to this subparagraph may be relied upon by a prospective purchaser, mortgagee or assignee of any mortgage of the Premises) or shall execute any document or provide any statement as required by Lessor's lender provided such document shall not affect the rental or term of this Lease.

         ARTICLE 31.      SECURITY DEPOSIT.   Lessee has deposited with Lessor
or its agent N/A Dollars ($-0-) receipt of which by Lessor is hereby acknowledged, as security (and not as rent) for the full and faithful performance of any of the terms and conditions hereof. In the event Lessee defaults in the performance of any of the terms hereof or abandons the Premises, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent or any other payment to be made by Lessee hereunder which is in default or of any other cost, expense or liability which Lessor may incur by reason of Lessee's default. If all or any portion of the security deposit is so used or applied, Lessee shall, no later than five (5) days after written demand is made therefor, deposit cash with the Lessor in an amount sufficient to restore the security deposit to its original amount. If Lessee shall, at the end of the term hereof, including extensions and holdover periods, have fully and faithfully complied with all of the terms and provisions of this Lease (but not otherwise) the security deposit, or any balance thereof shall then be returned to Lessee. Lessee shall not be entitled to interest on any such security deposit. Lessee shall not assign or encumber the funds deposited by it as security hereunder and neither Lessor nor its successors or assigns shall be bound by any such assignment or encumbrance.

         ARTICLE 32. QUIET ENJOYMENT. Lessor covenants that so long as Lessee performs all of its obligations hereunder it shall peacefully and quietly have, hold and enjoy the Premises for the term hereof.

         ARTICLE 33. SIGNS. Lessee shall not place on the Leased Premises or in the Park, any exterior signs or advertisements, nor any interior signs or advertisements that are visible from the exterior of the Leased Premises, without Lessor's prior written consent, which Lessor reserves the right to withhold for any aesthetic reason in its sole judgment. The cost of installation and regular maintenance of any such signs approved by Lessor shall be at the sole expense of Lessee. At the termination of this Lease, or any extensions thereof, Lessee shall remove all its signs, and all damage caused by such removal shall be repaired at Lessee's expense.

         ARTICLE 34. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

         ARTICLE 35. LESSOR'S EXCULPATION. In the event of default, breach or violation by Lessor (which term includes Lessor's partners, co-ventures, co-lessees, officers, directors, employees, agents, or representatives) of any Lessor's obligations under this Lease, Lessor's liability to Lessee shall be limited to its ownership interest in the Leased Premises (or its interest in the Park, if applicable) or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Lessor. Lessor may, at its option, and among its other alternatives, relieve itself of all liability under this Lease by conveying the Leased Premises to Lessee. Notwithstanding any such conveyance, Lessee's leasehold and ownership interest shall not merge. Lessor (as defined in this Article 35) shall not be personally liable for any deficiency beyond its interest in the Leased Premises.

         ARTICLE 36. ATTORNEYS' FEES. [For purposes of this Section only, wherein it refers to Lessor or Lessee, it shall be deemed to mean both parties.](1)* Lessee hereby agrees to pay, as additional rent, all attorneys' fees and disbursements, and all other court costs or expenses of legal proceedings or other legal services which Lessor may incur or pay out by reason of, or in connection with:

                 (a) any action or proceeding brought by Lessor wherein Lessor obtains a final judgment or award against Lessee (including arbitration) on account of any default by Lessee in the observance not limited to, matters involving payment of rent and additional rent, alterations or other Lessee's work and subletting or assignment;

                 (b) any action or proceeding brought by Lessee against Lessor (or any officer, partner, or employee of Lessor) in which Lessee fails to secure a final judgment against Lessor:





__________________________________

     *   Footnote appears on page 17, with descriptive paragraph on page 17.

                 (c) any other appearance by Lessor (or any officer, partner, or employee of Lessor) as a witness or otherwise in any action or proceeding whatsoever involving or affecting Lessee or this Lease;

                 (d) any assignment, sublease, or leasehold mortgage proposed or granted by Lessee (whether or not permitted under this Lease), and all negotiations with respect thereto; and

                 (e) any alteration of the Leased Premise by Lessee, and all negotiations with respect thereto.

         In any action or proceeding referred to in Section (a), Lessee shall be entitled to recover its attorney fees and costs, if Lessee is the prevailing party against Lessor.

         Lessee's obligations under this Article shall survive the expiration or any other termination of this Lease. This Article is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

         Should it be necessary for Lessor to employ legal counsel to enforce any of the provisions of this Lease, Lessee agrees to pay, as additional rent, all attorneys' fees and court costs reasonably incurred thereby, whether or not Lessor commences any legal action or proceeding.

         ARTICLE 37. ESTOPPEL CERTIFICATES AND FINANCING. Within ten (10) days of request therefor by Lessor [or Lessee](1)*, Lessee [or Lessor](2)* shall execute a written statement acknowledging the commencement and termination dates of this Lease, that it is in full force and effect, has not been modified (or if it has, stating such modifications), and providing any other pertinent information as Lessor or its agent might reasonably request. Failure to comply with this Article shall be a material breach of this Lease by Lessee [or Lessor]2* giving Lessor [or Lessee](1)* all rights and remedies under Article 21 hereof, as well as a right to damages caused by the loss of a loan or sale which may result from such failure by Lessee [or Lessor.](2)*

         ARTICLE 38. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

         ARTICLE 39. TIME. Time is of the essence of this Lease with respect to each and every Article, Section and Subsection hereof.

         ARTICLE 40. MISCELLANEOUS. Subject to any limitations on assignment set forth herein, all of the terms and provisions of this Lease shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover attorneys' fees in such amount as the court may adjudge reasonable.

         The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of the same or any other term, covenant or condition or any subsequent breach of the same of any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not constitute a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         This Lease shall be governed by and construed in accordance with Utah law.

         The invalidity or enforceability of any provision hereof shall not affect or impair any other provision hereof.

         This Lease constitutes the entire agreement of the parties and supersedes all prior agreements or understandings between the parties with respect to the subject matter hereof. This Lease may not be modified or amended except by written agreement of the parties.

         The term "Lessor" as used herein shall include the agent or agents of Lessor. The term "Lessee" as used herein shall include the plural as well as the singular and shall include the masculine, feminine and neuter. If there is more than one Lessee, the obligations of Lessee hereunder shall be joint and several.

         Paragraph headings in this Lease are for convenience only and shall not define or limit the scope or intent of any provision hereof.





__________________________________

     *   Footnote appears on page 18, with descriptive paragraph on page 18.

         Lessee shall not record this Lease or a Memorandum thereof without the written consent of Lessor. Lessor may file this Lease for record with the Recorder of the County in which the Park is located.

         ARTICLE 41. LESSOR'S ACCEPTANCE. Lessor's execution of this Lease is subject to Lessee providing financial statements of the Lessee which are acceptable to the Lessor.

         ARTICLE 42. ENTIRE AGREEMENT. This Lease and the Exhibits, Riders and Addenda, if any, attached hereto and the rules and regulations adopted pursuant to Article 25 above constitute the entire agreement between the parties. All Exhibits, Riders or Addenda mentioned in this Lease are incorporated herein by reference. No subsequent amendment to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed. Submission of this Lease for examination does not constitute an option for the Premises and becomes effective as a Lease only upon execution and delivery thereof by Lessor to Lessee. If any provision contained in a Rider or Addendum is inconsistent with a provision in the body of this Lease, the provision contained in said Rider or Addendum shall control. It is hereby agreed that this Lease contains no restrictive covenants binding on other lessees or exclusive use provisions in favor of Lessee. There are no representations or promises by either party to the other except as are specifically set forth herein. This Lease supersedes and revokes all previous conversations, negotiations, arrangements, letters of intent, writings, brochures, understandings, and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any agents of any of them. The captions and section numbers appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any Section or Article.

         ARTICLE 43. GUARANTEE. (This Section was Approved for Deletion Prior to Execution of Lease).

         ARTICLE 44. AUTHORITY OF SIGNATORIES. Each person executing this Lease individually and personally represents and warrants that he is duly authorized to execute and deliver the same on behalf of the entity for which he is signing (whether it be a corporation, general or limited partnership or otherwise) and that this Lease is binding upon said entity in accordance with its terms.

         ARTICLE 45. LESSEE'S OPTION TO TERMINATE. Lessee shall have the one time right to terminate this Lease by giving Lessor one hundred eighty
(180) days written notice prior to the end of the [sixty-third (63rd) month of the term](1)* that Lessee will exercise its right to terminate. Lessee shall continue to pay rent and all other charges up to the date Lessee tenders the premises back to Lessor.

         [ARTICLE 46.     BREACH BY LESSOR.  In the event of the failure of
Lessor to perform any of its obligations hereunder for thirty (30) days after written notice thereof (or if not capable of being cured in thirty (30) days for such longer period as may be necessary provided Lessor diligently pursues such cure), Lessee shall have the right to cure such failure and to recover the cost thereof from Lessor. Provided that in no event shall Lessee reduce its rent or offset such cost against rent.](2)*

         IN WITNESS WHEREOF, Lessor and Lessee executed this Lease as of the date first above written.

                                                   LESSOR

                                                   PRICE PIONEER COMPANY, LTD.,
                                                   a Utah limited partnership

                                                   By:      PRICE DEVELOPMENT COMPANY,
                                                            a Utah corporation, its general partner
ATTEST:

/s/ Paul K. Mendenhall                             By:     /s/ G. Rex Frazier
- ------------------------------------------                ----------------------------------------
Paul K. Mendenhall,                                       G. Rex Frazier,
Secretary                                                 President


                                                   LESSEE

                                                   AMSCO STERILE RECOVERIES, INC.
ATTEST:

By:      /s/ Wayne R. Peterson                     By:      /s/ Richard T. Isel
         --------------------------------------             --------------------------------------
         Wayne R. Peterson                                  Richard T. Isel
Its:     Assistant Secretary                       Its:     President
         --------------------------------------             --------------------------------------





__________________________________

     *   Footnote appears on page 20, with descriptive paragraph on page 20a.

                      LIMITED GUARANTY OF LESSEE'S PARENT



         Lessee is a wholly owned subsidiary of American Sterilizer Company, a Pennsylvania corporation, which is in turn a wholly owned subsidiary of AMSCO International, Inc., a Delaware corporation. In consideration of Lessor's entry into the foregoing Lease, AMSCO International, Inc., hereby guarantees the following obligation and only the following obligation of Lessee:

         At the end of the term, or earlier if the Lease is terminated, Lessee will, at its expense, restore the Premises to its condition at the Commencement Date as provided in Article 8, [Page 3, Footnote 1 and Article 9, Page 4, Footnote 2.](1)*

                                                   LESSOR:

                                                   PRICE PIONEER COMPANY, LTD.,
                                                   a Utah limited partnership

                                                   By:      PRICE DEVELOPMENT COMPANY,
                                                            a Utah corporation, its general partner
ATTEST:


/s/ Paul K. Mendenhall                             By:     /s/ G. Rex Frazier
- ------------------------------------------                  ---------------------------------------------
Paul K. Mendenhall, Secretary                               G. Rex Frazier, President


                                                   LESSEE:

                                                   AMSCO STERILE RECOVERIES, INC.,
                                                   a subsidiary of American Sterilizer Corp.
ATTEST:


By:      /s/ Lawrence A. Martone                   By:      /s/ Robert J. Normyle
         ------------------------------                     ---------------------------------------------
         Lawrence A. Martone                       Its:     Robert J. Normyle
Its:     Vice President                                     Vice President
         -----------------------------------                ----------------------------------------------





__________________________________

     * Article 8, Footnote 1, and Article 9, Footnote 2, appear on pages 4 and 4a in the original lease.

                      LIMITED GUARANTY OF TENANT'S PARENT



         Tenant is a wholly owned subsidiary of American Sterilizer Company, a Pennsylvania corporation, which is in turn a wholly owned subsidiary of AMSCO International, Inc., a Delaware corporation. Capitalized terms used herein and not otherwise defined shall have the respective meanings given in the foregoing Lease. In consideration of Lessor's entry into the foregoing Lease, AMSCO International, Inc., hereby guarantees for a period of five (5) years from the Lease commencement date the following obligation (and only the following obligation) of Lessee to the extent of any diminution in value of Lessor's Premises or Park as a result of Lessee's handling of any Hazardous Material, the cost of any on or off site clean up of any such Hazardous Material and any toxic waste liability connected with Lessee's bringing any Hazardous Material onto the Premises or the Park.

         Lessee agrees to indemnify, defend, protect and hold harmless Lessor, its directors, officers, employees, partners, and agents from and against any and all losses, claims, demands, actions, damages (whether direct or consequential), penalties, liabilities, costs and expenses, including all attorneys' fees and legal expenses, arising out of any violation or alleged violation of any of the laws or regulations referred to in Article 7 of the Lease, or breach of any of the provisions of Article 7 of the Lease.

                                                   LESSOR:

                                                   PRICE PIONEER COMPANY, LTD.,
                                                   a Utah limited partnership

                                                   By:      PRICE DEVELOPMENT COMPANY,
                                                            a Utah corporation, its general partner


/s/ Paul K. Mendenhall                             By:     /s/ G. Rex Frazier
- ------------------------------------------                 ----------------------------------------
Paul K. Mendenhall, Secretary                              G. Rex Frazier, President


                                                   LESSEE:

                                                   AMSCO STERILE RECOVERIES, INC.,
                                                   a subsidiary of American Sterilizer Corp.



By:      /s/ Lawrence A. Martone                   By:      /s/ Robert J. Normyle
         ------------------------------                     ---------------------------------------
         Lawrence A. Martone                       Its:     Robert J. Normyle
Its:     Vice President                                     Vice President
         -----------------------------------                ----------------------------------------



                                  EXHIBIT "A"

                         AMSCO STERILE RECOVERIES, INC.


                                   SITE PLAN




          These plans illustrate AMSCO Sterile Recoveries, Inc.'s layout for the Price Business Center Pioneer, Salt Lake City, Utah by JP Price Development Company. The Site Plan is not to scale. It indicates 48 parcels, some of which are improved with buildings others are vacant. The property is bounded on the south by 2100 South, on the west by Pioneer Road and on the north by 1700 South. The building of which the premises are a part is identified as Building 4. The building is identified by cross-hatching and an arrow describing the cross-hatched area as "Project". The leased premises take up approximately twenty-five percent of the building located on parcel 4 which has frontage directly onto Custer Road.

                                  EXHIBIT "B"

                         AMSCO STERILE RECOVERIES, INC.


                                   LEASE PLAN



         These plans covering 24,000 Sq. Ft. are entitled, "Lease Plan," and is part of a plan entitled, "Master Lease Plan - Price Development Company." It illustrates a building with 520 feet of frontage and 200 feet of depth. The demised premises are drawn from the centerline of column lines 7 and 8 to the centerline of column lines 10 and 11 and the building plan indicates structural joist layed out in a 40 by 40 grid throughout the building.

                                  EXHIBIT "C"


                  RULES, REGULATIONS AND RESTRICTIVE COVENANTS
                        PRICE BUSINESS CENTER - PIONEER


         ATTACHED to and made a part of that certain Lease Agreement made and entered in to this _____________ day of ___ __________________________, 1993,
by and between PRICE PIONEER COMPANY, LTD., a Utah corporation, as Lessor, and AMSCO STERILE RECOVERIES, INC., as Lessee.


I.       PERMITTED USES.   The purpose of the PIONEER SQUARE INDUSTRIAL PARK is
to create an attractive environment for the conducting of business enterprises which do not create a hazard or are not offensive due to appearance or to the emission of noxious odors, smoke, or noise, and to conduct wholesale and retail operations, research laboratories, central office facilities and selective supporting facilities. To promote such an area retailing businesses are allowed which fall within this central category. Lessor shall review the proposed use of each parcel of land and approve each use, keeping in mind the broad outlines of the purpose of this pre-planned office, industrial and commercial park.

II. PROHIBITED USES. No portion of the property may be occupied by any of the following uses:

                 (1) Residential purposes except for the dwelling oil watchmen or other employees attached to a particular enterprise authorized in the area.

                 (2) Storage in bulk of any junk, wrecked autos or materials of any nature in or adjacent to the Premises.

                 (3) No portion of the Premises or any building or structure thereon at any time shall be used for the manufacture, storage, distribution, or sale of any products or items which shall increase the fire hazard of adjoining property; or for any business which constitutes a nuisance or causes the emission of odors of a gas injurious to products manufactured or stored on adjoining premises or which emit undue noise or for any purpose which will injure the reputation of said premises or the neighboring property or for any use which is in violation of any of the laws of Salt Lake City or the State of Utah.

III. LAND USE. All buildings constructed in PIONEER SQUARE INDUSTRIAL PARK shall maintain the following set-backs and landscaped areas:

                 (1) Front Yards: All buildings shall be sited parallel to the fronting street and shall maintain a minimum set-back of thirty-five (35) feet from the curb. A landscaped buffer of no less than ten (10) feet in depth shall be maintained in front of each building.

                 (2) Side Yards: When parking or driveways exist within the side yard of any building, landscaped buffer of not less than ten (10) feet in width shall be maintained between building, parking areas, or driveways.

                 (3) Rear Yards: Rear yards or future expansion areas of all buildings shall be landscaped or maintained as an integral part of the entire project unless parking, service yards, loading docks, etc., occur in the rear of buildings, and do not extend across the entire rear of the building, in which case the remaining portion shall be landscaped or properly maintained.

                 (4) Refuse and Miscellaneous Storage: Where exterior space is needed for temporary storage or the location of garbage collection equipment, it shall be visually screened by a wall or fence no less than five (5) feet in height and of materials compatible and similar to the Lessee's building. Every effort should be made to landscape around such facility.

IV. SIGNS: Criteria have been established for the purpose of assuring an outstanding development and for the mutual benefit of all Lessees. Signs installed as nonconforming or unapproved must be brought into conformance at the expense of the Lessee.

         A.      GENERAL REQUIREMENTS:

                 1. Each Lessee shall submit or cause to be submitted to Lessor for approval, before fabrication, at least three (3) copies of detailed drawings indicating the location, size, lay-out, design and color of the proposed signs, including all lettering and/or graphics.

                 2. All permits for signs and their installation shall be obtained by the Lessee or his representative, and shall conform to all local building and electrical codes.

                 3. All signs shall be constructed and installed at Lessee's expense.

                 4. Lessee shall be responsible for the fulfillment of all requirements of these criteria.

         B.      GENERAL SPECIFICATIONS:

                 1. No animated, flashing, or audible signs will be permitted.

                 2. No exposed lamps or tubing will be permitted. No exposed raceways, crossovers, conduit or brackets will be permitted. All cabinets, conductors, transformers and other equipment shall be concealed.

                 3. Electrical service to all signs shall be on Lessee's meter.

         C.      LOCATION OF SIGNS:

                 1. If Lessee's Premises are located in a single-user building, Lessee will be permitted to install one (1) free-standing monument sign, the size and location of which shall be subject to the prior approval of Lessor before installation. Lessor will provide, at Lessee's expense, one (1) concrete base for the monument sign.

                 2. If Lessee's Premises are located in a multi-tenant building, each Lessee will be permitted to install one (1) exterior sign of individually illuminated letters of proportionate size, to be attached near the entry door to Lessee's Premises, the size and location of such exterior sign shall be subject to the prior approval of Lessor before installation.

                 3. No signs shall be allowed or located on canopies, overhangs, or on the roof structure.

         D.      DESIGN REQUIREMENTS:

                 1. The content of all exterior signs (monument or nonmonument) shall be limited to the name of the Lessee and/or the corporate name. The content of all window decal and/or paint-type signs shall be limited to the name of the Lessee, corporate logo, business hours and/or the address of Lessee's Premises. Wording of signs shall not include the product(s) sold except as part of Lessee's trade name or insignia. All signage shall be subject to Lessor's prior approval before installation.

                 2. The design of all signs, including style, and placement of letterings, size, color, materials and method of illumination shall be subject to the prior approval of Lessor.

         E.      CONSTRUCTION REQUIREMENTS:

         All exterior signs, bolts, fastenings and clips shall be enamelling iron with porcelain enamel finish, stainless steel, aluminum brass or bronze or other rust-free metal. No black iron materials or plastics of an type will be permitted.

         F.      MISCELLANEOUS REQUIREMENTS:

                 1. Lessee, his representative, or his sign contractor shall at the termination of this Lease Agreement, remove Lessee's sign and repair damaged area to its original condition before Lessee's sign was erected.

                 2. Lessee, his representative, or his sign contractor, shall repair and maintain in a clean and orderly fashion all signs. If Lessee fails to repair or maintain said sign(s) after ten (10) days written notice to do so from the Lessor, Lessor may repair, clean or maintain said sign(s) and the cost thereof shall be payable by Lessee to Lessor upon demand.

                 3. The candlepower of each illuminated sign shall be approved by Lessor.

V. STORAGE. No land or buildings shall be used so as to permit the keeping of articles, goods or materials in the open or exposed to public view.

VI.      LOADING DOCKS.   Truck loading docks will be permitted on any frontage
road in PIONEER SQUARE INDUSTRIAL PARK, as permitted by Lessor. All docks shall be set back at least seventy (70) feet from the curb and gutter line.

VII. CONSTRUCTION REQUIREMENTS AND COMMITTEE APPROVAL. Construction or alteration of all buildings in PIONEER SQUARE INDUSTRIAL PARK shall meet the standard provided for in these restrictions. Lessee, prior to construction or alteration of any building must submit two (2) sets of proposed plans and specifications to Lessor for approval. Lessor shall review the plans to assure that exterior design, materials, color of materials and quality of work contemplated is compatible with the structures and improvements existing or planned in PIONEER SQUARE INDUSTRIAL PARK. Written approval of such plans by Lessor shall be proof of compliance with these restrictions.

         The building codes of Salt Lake City in effect at the time of any construction shall apply.

VIII. DESIGN. Any building erected on the property shall be of exterior finish and of a design compatible with those structures and improvements existing and planned for PIONEER SQUARE INDUSTRIAL PARK, as interpreted by Lessor. All sides of said building except the rear must be finished in a manner similar to and compatible with the front of the building. Should a duplex type building be constructed, the type and color of face brick, or other finish materials, must be the same entire exterior of the buildings except the rear. All other types of construction not covered in the above must first be submitted to and have the written approval of Lessor.

         Plans and specifications for the construction, installation or alteration of all signs, loading docks, parking facilities and landscaped areas must be submitted to and have written approval of the Lessor.

         Lessor shall review the proposed use of the property and shall reserve the right to refuse to approve any plan for a use which, in its opinion, is not in keeping with the proposed concept of PIONEER SQUARE INDUSTRIAL PARK. Where a proposed development could become offensive, Lessor shall have the right to require special equipment or special design features to overcome such conditions.

IX. LANDSCAPING AND MAINTENANCE. A landscaping and watering system plan shall be provided by each Lessee to assure its compatibility with the entire development. Maintenance of all exterior landscaped areas will be the responsibility of Lessee. If not properly performed and regularly maintained, Lessor may, at Lessor's option, undertake the performance thereof at the sole cost and expense of Lessee. Lessee will also pay their prorated share of common area expenses as it relates to the entire PIONEER SQUARE INDUSTRIAL PARK.

X. EXTERIOR MECHANICAL AND ELECTRICAL EQUIPMENT. No air conditioning units, fans, compressors, transformers or other mechanical or electrical equipment shall be located on the roof or other exterior surface of any building unless screened from street view by architectural elements compatible with the exterior design of the building. [If equipment is situated on roof so it is not visible from the street, screening is not required. If screening is required it shall consist of a sheet metal face painted to match building, mounted on a metal frame which encloses the visible sides of the equipment.](1)*

XI. EXTERIOR LIGHTING. All exterior floodlights, spotlights, parking or landscape lighting and any other exterior lighting application shall be in conformity with the style and intensity of lighting established in PIONEER SQUARE INDUSTRIAL PARK and shall be submitted (by plan and specifications) to the Lessor for approval prior to installation.

XII. EMPLOYEE PARKING. Parking is provided to Lessee for its employees, and shall be used for parking and no other purpose. Such areas shall not be used for future construction expansion unless additional parking is provided contiguous or adjacent thereto. Employee parking shall be confined to the area reserved for Lessee and its employees.

XIII.    MISCELLANEOUS.

         No storage of vehicles shall be allowed other than those directly used in the operation of normal business.

         No maintenance or repairs of vehicles shall be allowed in any common area or areas reserved for customer or employee parking.

         No common areas reserved for customer or employee parking shall be used for motorcycle traffic or off highway vehicles similar to mini-bikes, motorcycles, dune buggies, snowmobiles or any other vehicle not normally used on streets, or subject to regulated legal registration.





__________________________________

     *   Footnote appears on page 4 of Exhibit "C".

                                  EXHIBIT "D"

                             LESSOR'S SCOPE OF WORK


Lessee shall accept the space in the "as is" condition with the exception of the following improvements which the Lessor shall provide at Lessor's expense.

1 . ELECTRICAL SERVICE: Provide and install secondary underground electrical conduit, CT cabinet and #350 MCM conductor from existing UP&L transformer to tenant provided disconnect switch panel.

         Landlord shall relocate electrical equipment and service from current location on grid line A to a location outside the premises. Items to be relocated are:

         --      House Panel, lighting contactor, and time clock

         --      Post office panels and transformer

         --      Lawn sprinkler clock

2. GAS SERVICE: Provide a 2" line at 5 lbs of pressure which will deliver a minimum 15,000,000 BTU's per operating hour. Said line will originate at the Mountain Fuel meter manifold, run overhead through the adjacent space and the premises, and terminate in the northwest corner of the Premises.

3. WATER SERVICE: Provide new dedicated water service from the street to the Premises at the location along grid line A designated by Tenant. Service to be 3" or 4" line (depending on Lessor's engineer's calculations) with a 3" meter at 60 lbs of pressure.

4. SEWER SERVICE: Provide new dedicated service from the street to the Premises at the location along grid line A designated by Tenant.

The four items referenced above are the only improvements to the premises which are the responsibility of the Lessor. All other improvements to the premises are the responsibility of the Lessee.

Regarding the 6" sewer service to the premises, it is understood that the Lessor will be responsible for any connection fee to tap into the main in the street and bring the line to the building. It is the Lessee's responsibility to pay for all fixture or use connection fees as a result of the fixtures and equipment Lessee installs in the premises.

Lessor shall use good faith efforts to cooperate and assist Lessee, where necessary, to obtain its Certificate of Occupancy.

DEMISING WALL: Lessor has entered into a Purchase Order with Tenant's Contractor, Joe E. Woods wherein Lessor shall, within thirty (30) days after Lessee receives its Certificate of Occupancy, Lessor shall pay to Joe E. Woods $16,800.00 which amount shall be applied to the cost of the demising wall Mr. Woods is going to build upon lease execution. Should Lessor not pay Joe E. Woods within the above stated time frame, Lessor shall be considered in default under the Lease and AMSCO shall have the option, but not the obligation, to pay Joe E. Woods the $16,800.00 directly and then bill Lessor for the amount. A copy of the purchase order is attached hereto and Tenant hereby agrees to the terms contained therein.

         The Demising Wall Mr. Woods shall construct is as follows:

         AMSCO side:   One layer, 3/8" plywood sandwiched between two layers
         5/8" sheetrock.

         8" 0 gauge steel studs 16" O.C.

         East tenant side:  One layer 5/8" sheetrock.

ROOFING: AMSCO will not pay any money to Superior Roofing for the initial construction work required, until Superior has given AMSCO written verification that the work was done properly and that the Trocal roof warranty is still in effect. AMSCO will in turn provide such written verification from Trocal to Lessor whereupon Lessor shall give AMSCO written verification that Lessor releases AMSCO from such guaranty and looks solely to Superior Roof and Trocal for quality of work and that the roof warranty stays valid.

PRICE DEVELOPMENT COMPANY                                                                                  PURCHASE ORDER
SHOPPING CENTERS / INDUSTRIAL AND OFFICE PROPERTIES                                                             18146
35 CENTURY PARK-WAY - SALT LAKE CITY, UTAH 84115 - TELEPHONE (801) 486-3911


TO:        V#14190
           JOE E. WOODS CONSTRUCTION               DATE   06/03/93           F.O.B.  N/A
           63 E. MAIN STREET
           SUITE 401                               DATE REQ.  ASAP           CODE 030160003
           MESA, ARIZONA 85201
                                                   TERMS  NET 30 DAYS*       JOB NO. 101404


JOB NAME  AMSCO-PIONEER SQUARE,                         ADDRESS 2297 CUSTER ROAD, SALT LAKE CITY, UT
- -------------------------------------------------------------------------------------------------------------------------
Mail copies of the invoice on date of shipment to 35 Century Park-Way, Salt Lake City, Utah 84115
All packing slips and invoices are to show the purchase order, code and job number.

Please furnish us with the material specified below on the terms herein set forth and subject to conditions shown:
- -------------------------------------------------------------------------------------------------------------------------
ITEM NO          QUANTITY              DESCRIPTION OF MATERIAL           UNIT PRICE                    NET PRICE
- -------------------------------------------------------------------------------------------------------------------------
                          Construct east-demising wall in Amsco space per
                          plans approved in writing (which Joe E. Wood will
                          obtain prior to starting work by Price Development
                          Company.  Such wall must meet design requirement's
                          of Salt Lake City permit/plan review, Amsco Sterile
                          Recoveries, and United States Postal Service
                          security criteria.  Provide photographs of wall as
                          work is in progress showing stud spacing, or plywood,
                          or sandwiched 20 gauge cold rolled steel for United
                          States Postal Service security.  Contractor understands
                          actual cost of wall may exceed P.O. amount and will not
                          look to Price Development Co. or any entity other than
                          Amsco for additional funds.

                          (After
                          *Issuance of Certificate of Certificate of Occupancy).

                                  TOTAL THIS PURCHASE ORDER:                                       $16,800
                                                                                                   =======
                                  (Includes all taxes, overhead & profit, etc.)



                               Supplier is a Corporation F.T.ID: 86-0341064
- -------------------------------------------------------------------------------------------------------------------------

SUBJECT TO THE TERMS AND CONDITIONS ON                                   Total
THE REVERSE SIDE HEREOF.                                                 COST                      $16,800
                                                                                                   -------

                                                                         TAX                     (Included)
                                                                                                 ---------

                                                                         TOTAL
                                                                         AMOUNT                    $16,800
                                                                                                   -------


                                                            PRICE DEVELOPMENT COMPANY

                                                            By:
                                                                -------------------------------------------------------
                                                            Martin G. Peterson, Vice President
                                                            Date:
                                                                  -----------------------------------------------------

                                  EXHIBIT "E"

                             LEASE EXTENSION OPTION


         Provided that (i) Lessee has promptly paid its rent when due during the term of this Lease, (ii) Lessee is not in default of any of the terms, covenants and conditions of this Lease, Lessee shall have the right to extend the term of this Lease for up to two (2) additional option terms of five (5) years each from and after the expiration of the original primary term.

         Said options shall be exercised by Lessee giving Lessor written notice of its intent to exercise said option(s) at least one hundred eighty (180) days prior to the expiration of the original term or option term then in effect. If Lessee fails to timely exercise option to extend as described above, this Exhibit shall be null and void and of no further force nor effect. The option terms shall be governed by the same terms, covenants and conditions as the original Lease with the exception of the length of term as referenced above, and the rent.

         Annual rent for the first option term shall be the sum of Ninety Seven Thousand Nine Hundred Twenty Dollars and No Cents ($97,920.00) per year, payable in monthly installments of Eight Thousand One Hundred Sixty Dollars and No Cents ($8,160.00).

         Annual rent for the second option term shall be the sum of One Hundred Three Thousand Six Hundred Eighty Dollars and No Cents ($103,680.00) per year, payable in monthly installments of Eight Thousand Six Hundred Forty Dollars and No Cents ($8,640.00).


PRICE PIONEER COMPANY, LTD.,
a Utah limited partnership

         By:     Price Development Company,
                 a Utah corporation

Approved By
Lessor   /s/ G. Rex Frazier                            Date   9/16/93
         ---------------------------------------------        -------
         G. REX FRAZIER, PRESIDENT

Approved By
Lessee   /s/ Richard T. Isel                           Date   9/13/93
         ---------------------------------------------        -------
         Richard T. Isel

                                  EXHIBIT "F"

                       LESSEE'S PLANS AND SPECIFICATIONS
             (to be provided within 10 days after Lease Execution)





         Contains a complete set of Lessee's Plan and Specifications for construction of the Lessee's improvements prior to occupancy.

SALT LAKE CITY FACILITY


                                   ASSIGNMENT

         FOR VALUE RECEiVED, the undersigned, AMSCO Sterile Recoveries, Inc., a Delaware corporation, does hereby assign, transfer and set over unto Sterile Recoveries, Inc., a Florida corporation, all title and interest in and to that certain Lease Agreement dated September 2, 1993, by and between Price Pioneer Company, Ltd., as Landlord, as assigned to PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP (hereinafter "Landlord"), through an Assignment dated January 21, 1994, and Tenant, which shall hereinafter collectively be referred to as the "Lease", providing for the lease by Landlord to Tenant of certain demised premises commonly known as Space #3, of the Building located at 2297 West Custer Road, consisting of approximately 24,000 square feet, located within the Price Business Center - Pioneer City of Salt Lake, County of Salt Lake, State of Utah, which demised premises are more particularly described in the Lease. In consideration for Landlord's consent, AMSCO Sterile Recoveries, Inc., does hereby agree and understand that it shall remain and shall otherwise be liable for full performance of Tenant's obligations under the Lease until November 30, 2004.

         IN WITNESS WHEREOF, this Assignment is executed as of the 31st day of July, 1994.

                                AMSCO STERILE RECOVERIES, INC.
Attest:                         a Delaware corporation


/s/ Kathleen Clover             By:      /s/ William J. Rieflin
- ---------------------------              ----------------------------
                                Its:        Secretary
                                         ----------------------------




                         ACKNOWLEDGEMENT OF GUARANTORS

         IN CONSIDERATION OF THE FOREGOING Consent to Assignment of Lease, AMSCO Sterile Recoveries, Inc., does hereby: (i) unconditionally guarantee the prompt and faithful performance of Tenant's obligations under the aforementioned Lease and any subsequent modifications or amendments thereof;
(ii) waive notice of any breach or default by Tenant; and (iii) agree that if Tenant defaults in the performance of the Lease, Guarantor, will promptly keep, perform and observe the term, covenant or condition not so performed by Tenant in the place and stead of Tenant through March 25, 1998.

         DATED as of the 31st day of July, 1994.
                         ----        ----

                                 AMSCO STERILE RECOVERIES, INC.
Attest:                          a Delaware corporation


/s/ Kathleen Clover              By:     /s/ William J. Rieflin
- -------------------------------  Its:            Secretary
                                          ----------------------------

                            ACCEPTANCE OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned Sterile Recoveries, Inc., does hereby accept the foregoing Assignment and does hereby assume and agree to be bound by and perform each of the terms, covenants and conditions of the Lease above described on the part of Tenant and Guarantor to be kept and performed, effective August 1, 1994.

         IN WITNESS WHEREOF, this Acceptance of Assignment is executed this 29th day of July, 1994.

                                      STERILE RECOVERIES, INC.
Attest:                               a Florida corporation


                                      By:  /s/ James T. Boosales
- ---------------------------                ---------------------------
                                      Its: Executive Vice President
                                           ---------------------------


                         CONSENT TO ASSIGNMENT OF LEASE

         PURSUANT TO THE PROVISIONS of that certain Lease Agreement dated September 2, 1993, by and between Price Pioneer Company, Ltd., as landlord, as assigned to PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP, through an Assignment dated January 21, 1994, (hereinafter "Landlord"), and Tenant, which shall hereinafter collectively be referred to as the "Lease", the Landlord does hereby consent to the assignment by AMSCO Sterile Recoveries, Inc., of all rights, title and interest in and to the Lease, as Tenant, to Sterile Recoveries, Inc., effective August 1, 1994. The Landlord, however, does not release or relieve AMSCO Sterile Recoveries, Inc., or AMSCO International, Inc., from its obligations under the Lease as Tenant until November 30, 2004.

         DATED this 24th day of August, 1994.
                    ----        ------

                                           LANDLORD:

                                           PRICE DEVELOPMENT COMPANY,
                                           LIMITED PARTNERSHIP
                                           a Maryland limited partnership

                                           By:  JP Realty, Inc., a Maryland
ATTEST:                                    corporation, its general partner


/s/ Paul K. Mendenhall                     /s/ G. Rex Frazier
- -------------------------------------      -------------------------------
Paul K. Mendenhall                         G. Rex Frazier, President
Secretary

                                   AGREEMENT

         KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, AMSCO STERILE RECOVERIES, INC., a Delaware corporation, hereinafter referred to as the "Lender", has authorized a loan in the amount not in excess of Ten Million Dollars ($10,000,000.00), to STERILE RECOVERIES, INC., successor in interest to AMSCO Sterile Recoveries, Inc., ("Tenant"), which has given, as security for such Loan, certain items of furniture, trade fixtures and inventory described on Schedule "A" attached hereto, (the "Collateral"), and such Collateral has been or will be placed on those certain Premises commonly known as 2279 West Custer Road, Suite 3, Salt Lake City, County of Salt Lake, State of Utah, located in the Price Business Center - Pioneer pursuant to that certain Lease Agreement dated September 2, 1994 between Price Development Company, Limited Partnership, successor in interest to Price Pioneer Company, Ltd., as Landlord, and Tenant;

         WHEREAS, as a condition of such Loan, the Lender requires an agreement from Landlord that in the event of default, the Lender has the right to enter the Premises and take Possession of the Collateral; and

         WHEREAS, Landlord is agreeable to enter into such an agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Landlord hereby agrees that any interest, lien or claim of the Lender in the Collateral is superior to the interest, lien or claim of Landlord in the Collateral under the Lease, statute or otherwise. Landlord shall give written notice to the Lender of any uncured default by tenant under the Lease. In the event of such default by Tenant under the Lease, the Lender or its assignees has the right within sixty (60) days after receiving such written notice to enter the Premises leased by Tenant from Landlord to take possession of and to remove the Collateral. Lender agrees to pay for any and all repair costs associated with such removal, regardless of who actually removes the Collateral under this Agreement. Landlord agrees to attach a copy of this Agreement to its notice to the Lender. If the Collateral under this Agreement is not removed within the above referenced sixty (60) days, Landlord shall have the right to remove and/or store the Collateral in a storage unit, a public warehouse or at the Premises and repair all damage caused by such removal, the cost of such storage or repair will be at the expense of the Lender. In the event of such storage by Landlord, Landlord may elect to give the Lender thirty
(30) days notice of its intent to terminate such storage arrangement, in which event the Lender shall be deemed to have waived its interest in the Collateral unless it, within such thirty (30) days, takes possession of the Collateral and pays all storage and repair costs associated therewith.

                                    LANDLORD:

                                    PRICE DEVELOPMENT COMPANY, LIMITED
                                    PARTNERSHIP
                                    By: JP Realty, Inc., a Maryland corporation,
                                    its general partner

                                    By:      /s/ G. Rex Frazier
                                             ----------------------------------
                                    Its:       President
                                             ----------------------------------

LENDER:

AMSCO STERILE RECOVERIES, INC.
a Delaware corporation


By:      /s/ William J. Rieflin
         --------------------------
Its:     Secretary
         --------------------------

                         EXHIBIT A TO LANDLORD'S WAIVER


         All of SRI's now owned or hereafter acquired inventory, meaning goods, merchandise and other personal property which are or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work-in-process, supplies or materials used or consumed in its business, including without limitation returned and repossessed goods, and all equipment, trade fixtures, other tangible personal property, furniture and vehicles together with all accessions, parts, accessories and appurtenances thereto appertaining or attached or kept or used or intended to be used in connection therewith and all substitutions, renewals, improvements, replacements, additions, products and proceeds thereto.